UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 1, 2013

Commission File Number of issuing entity:
333-179292-07

SEQUOIA MORTGAGE TRUST 2013-2
(Exact name of issuing entity)

Commission File Number of depositor:
333-179292-01

SEQUOIA RESIDENTIAL FUNDING, INC.
(Exact name of depositor as specified in its charter)

RWT HOLDINGS, INC. (Sponsor)
(Exact name of sponsor/seller as specified in its charter)

DELAWARE		None
(State or other jurisdiction		(I.R.S. employer
of incorporation)		identification no.)

One Belvedere Place, Suite 330, Mill Valley, CA		94941
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code (415) 389-7373

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events.

On January 30, 2013, Sequoia Residential Funding, Inc. (the “Depositor”) effected the issuance and sale of the Sequoia Mortgage Trust 2013-2 Mortgage Pass-Through Certificates, Series 2013-2, Class A, Class A-IO1, Class A-IO2, Class B-1, Class B-2 and Class B-3 Certificates (the “Certificates”), in the approximate aggregate principal amount of $653,135,000, pursuant to a Pooling and Servicing Agreement, dated as of January 1, 2013, by and among the Depositor, Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as trustee (in such capacity, the “Trustee”), and Wells Fargo Bank, N.A., as master servicer (the “Master Servicer”) and securities administrator (the “Securities Administrator”). The Certificates were sold by the Depositor to RBS Securities Inc., as underwriter, pursuant to the Underwriting Agreement dated January 24, 2013. The mortgage loans were sold to Redwood Residential Acquisition Corporation (the “Seller”) and/or are being serviced pursuant to

(i) a Flow Mortgage Loan Sale and Servicing Agreement, dated as of July 1, 2010, between the Seller and First Republic Bank,

(ii) a Flow Mortgage Loan Servicing Agreement (the “Cenlar Servicing Agreement”), dated as of November 3, 2011, between the Seller and Cenlar FSB,

(iii) a Flow Mortgage Loan Purchase and Sale Agreement, dated as of December 1, 2011, between the Seller and United Shore Financial Services, LLC,

(iv) a Flow Mortgage Loan Purchase and Sale Agreement, dated as of January 30, 2011, between the Seller and PrimeLending, a PlainsCapital Company, and

(v) various other Flow Mortgage Loan Purchase and Sale Agreements and servicing agreements with various originators and servicers (collectively, with the agreements specified in clauses (i), (iii) and (iv), the “Purchase Agreements”).

In connection with the offering of the Certificates, the Seller and the Depositor entered into a Mortgage Loan Purchase and Sale Agreement, pursuant to which the Seller conveyed to the Depositor all of its interest in the mortgage loans. The Seller assigned its rights under each Purchase Agreement and the Cenlar Servicing Agreement with respect to the related mortgage loans to the Depositor, and the Depositor assigned such rights to the Trustee for the benefit of the holders of the Certificates, in each case pursuant to an Assignment, Assumption and Recognition Agreement or an Assignment of Representations and Warranties, as applicable, to be dated as of January 30, 2013, among the Seller, the Depositor, the Trustee and the respective servicer or originator. Wells Fargo Bank, N.A. will maintain custody of the mortgage files relating to the mortgage loans on behalf of Sequoia Mortgage Trust 2013-2, pursuant to a Custodial Agreement, dated as of January 1, 2013, among Wells Fargo Bank, N.A., as custodian, the Depositor, the Master Servicer, the Seller and the Trustee.

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Item 9.01                          Financial Statements and Exhibits.

(a)     Not applicable

(b)     Not applicable

(c)     Not applicable.

(d)    Exhibits:     The following final executed versions of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

Exhibit

Number

4.1              Final executed Pooling and Servicing Agreement, dated as of January 1, 2013, by and among Sequoia Residential Funding, Inc., as depositor, Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as trustee and Wells Fargo Bank, N.A., as master servicer and securities administrator.

4.2              Final executed Mortgage Loan Purchase and Sale Agreement, dated as of January 30, 2013, between Redwood Residential Acquisition Corporation, as seller, and Sequoia Residential Funding, Inc., as depositor.

10.1          Final executed Assignment, Assumption and Recognition Agreement, dated as of January 30, 2013, among Redwood Residential Acquisition Corporation, as assignor, Sequoia Residential Funding, Inc., as depositor, Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as trustee, and First Republic Bank, as seller and servicer.

10.2          Final executed Assignment, Assumption and Recognition Agreement, dated as of January 30, 2013, among Redwood Residential Acquisition Corporation, as assignor, Sequoia Residential Funding, Inc., as depositor, Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as trustee, and Cenlar FSB, as servicer.

10.3          Final executed Assignment of Representations and Warranties Agreement, dated as of January 30, 2013, among Redwood Residential Acquisition Corporation, as assignor, Sequoia Residential Funding, Inc., as depositor, Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as trustee, and United Shore Financial Services, LLC, as seller.

10.4          Final executed Assignment of Representations and Warranties Agreement, dated as of January 30, 2013, among Redwood Residential Acquisition Corporation, as assignor, Sequoia Residential Funding, Inc., as depositor, Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as trustee, and PrimeLending, a PlainsCapital Company, as seller.

10.5          Final executed Custodial Agreement, dated as of January 1, 2013, among Wells Fargo Bank, N.A., as custodian and master servicer, Redwood Residential Acquisition Corporation, as seller, Sequoia Residential Funding, Inc., as depositor, and Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as trustee.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SEQUOIA RESIDENTIAL FUNDING, INC.

By: /s/ John Isbrandtsen

Name: John Isbrandtsen

Title: Authorized Officer

Dated: January 31, 2013

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Exhibit 4.1

Final executed Pooling and Servicing Agreement, dated as of January 1, 2013, by and among Sequoia Residential Funding, Inc., as depositor, Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as trustee and Wells Fargo Bank, N.A., as master servicer and securities administrator.

Exhibit 4.2

Final executed Mortgage Loan Purchase and Sale Agreement, dated as of January 30, 2013, between Redwood Residential Acquisition Corporation, as seller, and Sequoia Residential Funding, Inc., as depositor.

Exhibit 10.1

Final executed Assignment, Assumption and Recognition Agreement, dated as of January 30, 2013, among Redwood Residential Acquisition Corporation, as assignor, Sequoia Residential Funding, Inc., as depositor, Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as trustee, and First Republic Bank, as seller and servicer.

Exhibit 10.2

Final executed Assignment, Assumption and Recognition Agreement, dated as of January 30, 2013, among Redwood Residential Acquisition Corporation, as assignor, Sequoia Residential Funding, Inc., as depositor, Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as trustee, and Cenlar FSB, as servicer.

Exhibit 10.3

Final executed Assignment of Representations and Warranties Agreement, dated as of January 30, 2013, among Redwood Residential Acquisition Corporation, as assignor, Sequoia Residential Funding, Inc., as depositor, Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as trustee, and United Shore Financial Services, LLC, as seller.

Exhibit 10.4

Final executed Assignment of Representations and Warranties Agreement, dated as of January 30, 2013, among Redwood Residential Acquisition Corporation, as assignor, Sequoia Residential Funding, Inc., as depositor, Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as trustee, and PrimeLending, a PlainsCapital Company, as seller.

Exhibit 10.5

Final executed Custodial Agreement, dated as of January 1, 2013, among Wells Fargo Bank, N.A., as custodian and master servicer, Redwood Residential Acquisition Corporation, as seller, Sequoia Residential Funding, Inc., as depositor, and Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as trustee.